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                          AIM VARIABLE INSURANCE FUNDS

   AIM V.I. AGGRESSIVE GROWTH FUND         AIM V.I. GOVERNMENT SECURITIES FUND
        AIM V.I. BALANCED FUND                     AIM V.I. GROWTH FUND
      AIM V.I. BASIC VALUE FUND                  AIM V.I. HIGH YIELD FUND
       AIM V.I. BLUE CHIP FUND              AIM V.I. INTERNATIONAL GROWTH FUND
  AIM V.I. CAPITAL APPRECIATION FUND          AIM V.I. LARGE CAP GROWTH FUND
  AIM V.I. CAPITAL DEVELOPMENT FUND         AIM V.I. MID CAP CORE EQUITY FUND
      AIM V.I. CORE EQUITY FUND                 AIM V.I. MONEY MARKET FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND          AIM V.I. NEW TECHNOLOGY FUND
   AIM V.I. DIVERSIFIED INCOME FUND            AIM V.I. PREMIER EQUITY FUND
    AIM V.I. GLOBAL UTILITIES FUND            AIM V.I. SMALL CAP EQUITY FUND


                         (SERIES I AND SERIES II SHARES)

                        Supplement dated October 21, 2003
       to the Statement of Additional Information dated September 1, 2003


The following information replaces in its entirety the information appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - FOREIGN INVESTMENTS - RISK OF DEVELOPING COUNTRIES" in the Statement of Additional Information:

                  "Risks of Developing Countries. Each Fund (excluding AIM V.I. Money Market Fund) may invest up to 5%, except that AIM V.I. Dent Demographic Trends Fund may invest up to 10% and AIM V.I. International Growth Fund may invest up to 20%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, are less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments."